TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated November 13, 2006 to the Prospectus dated March 1, 2006, as previously supplemented

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TA IDEX T. Rowe Price Small Cap

TA IDEX T. Rowe Price Tax-Efficient Growth

The following information supplements and amends the information concerning TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth in the Prospectus:

The Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) has approved a proposal to liquidate and dissolve TA IDEX T. Rowe Price Small Cap and TA IDEX T. Rowe Price Tax-Efficient Growth (each a “Fund,” and together, the “Funds”) effective on or about February 28, 2007. Prior to each Fund's liquidation and dissolution, shareholders are entitled to exchange their Fund shares for shares of the same class of another series of TA IDEX. If they do not wish to exchange their Fund shares, shareholders also may redeem their shares in the manner set forth in the Funds’ Prospectus (no contingent deferred sales charges or redemption fees currently are payable on redemption of Fund shares).

Upon liquidation, each remaining shareholder of a Fund usually will receive a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Fund shares. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Funds.

In connection with winding up each Fund’s affairs and liquidating all of its assets, a Fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.

The Funds are currently closed to new investments (other than reinvestment of dividends and distributions).

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Please Retain This Supplement for Future Reference